Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2025

	Shares	Value
COMMON STOCKS† - 0.4%
Transport - Aircraft - 0.3%
FTAI Aircraft Leasing Offshore SPV*,†††	1,500,000	$ 1,160,501
Financial - 0.1%
Contra Mallinckro*,††	2,561	248,417
Finance Co I SARL / Endo US, Inc.*,†††,1	350,000	35
Total Financial		248,452
Communications - 0.0%
Figs, Inc. — Class A*	3,754	26,466
Industrial - 0.0%
BP Holdco LLC*,†††,2	15,619	12,768
YAK BLOCKER 2 LLC*,†††	5,183	4,196
YAK BLOCKER 2 LLC*,†††	4,791	3,878
Vector Phoenix Holdings, LP*,†††	15,619	330
Targus, Inc.*,†††	17,838	316
Targus, Inc.*,†††	17,838	2
Total Industrial		21,490
Consumer, Cyclical - 0.0%
Accuride Corp.*,†††,2	403,435	40
Accuride Liquidating Trust*,†††,2	25	–
Total Consumer, Cyclical		40
Total Common Stocks
(Cost $1,486,662)		1,456,949
PREFERRED STOCKS† - 2.5%
Financial - 2.3%
Equitable Holdings, Inc.
4.30%	140,000	2,429,000
Goldman Sachs Group, Inc.
6.85%*,††	1,150,000	1,184,354
7.50%*,††	1,000,000	1,049,735
W R Berkley Corp.
4.13% due 03/30/61	95,975	1,696,838
JPMorgan Chase & Co.
6.50%*,††	1,000,000	1,027,073
PartnerRe Ltd.
4.88%††	46,000	782,000
American National Group, Inc.
7.38%	19,000	482,600
Selective Insurance Group, Inc.
4.60%	20,000	346,800
Kuvare US Holdings, Inc.
7.00% due 02/17/51*,††,3	341,000	339,800
First Republic Bank
4.50%*,††	17,750	53
4.25%*,††	31,650	3
Total Financial		9,338,256
Energy - 0.1%
Venture Global LNG, Inc.
9.00%*,††,3	350,000	347,564
Utilities - 0.1%
NextEra Energy Capital Holdings, Inc.
6.50% due 06/01/85	12,550	316,385
Government - 0.0%
CoBank ACB
7.13%*,††	250,000	256,164
Total Preferred Stocks
(Cost $13,664,323)		10,258,369
WARRANTS† - 0.0%
Ginkgo Bioworks Holdings, Inc.
Expiring 09/16/26*	9,372	122
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/27*,†††,4	23,730	2
Pershing Square Holdings, Ltd.
Expiring 12/31/49*,†††,4	11,865	1
Total Warrants
(Cost $21,703)		125
MONEY MARKET FUNDS***,† - 0.2%
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 4.15%[5]	660,506	660,506
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 4.12%[5]	344,605	344,605
Total Money Market Funds
(Cost $1,005,111)		1,005,111
	Face Amount~
MUNICIPAL BONDS†† - 65.5%
California - 9.7%
Santa Ana Unified School District, California, General Obligation Bonds, Federal Taxable Build America Bonds[15]
7.10% due 08/01/40	7,785,000	8,764,341
6.80% due 08/01/30	2,245,000	2,443,640
Oakland Unified School District, County of Alameda, California, Taxable General Obligation Bonds, Election of 2006, Qualified School Construction Bonds, Series 2012B
6.88% due 08/01/33[6]	10,000,000	10,059,231
California Statewide Communities Development Authority Revenue Bonds
7.14% due 08/15/47	3,335,000	3,483,964
California Public Finance Authority Revenue Bonds
3.27% due 10/15/43	4,800,000	3,413,599
Marin Community College District General Obligation Unlimited
4.03% due 08/01/38	2,000,000	1,837,743
Moreno Valley Unified School District General Obligation Unlimited
3.82% due 08/01/44	2,000,000	1,612,801
Oxnard School District General Obligation Unlimited
2.76% due 08/01/44	1,990,000	1,353,618
Manteca Redevelopment Agency Successor Agency Tax Allocation
3.21% due 10/01/42	1,400,000	1,091,057
San Jose Evergreen Community College District General Obligation Unlimited
3.06% due 09/01/45	1,500,000	1,082,407

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2025

	Face Amount~	Value
MUNICIPAL BONDS†† - 65.5% (continued)
California - 9.7% (continued)
Placentia-Yorba Linda Unified School District (Orange County, California), General Obligation Bonds, Federally Taxable Direct-Pay Qualified School Construction Bonds, Election of 2008
5.40% due 02/01/26	1,000,000	$ 1,005,138
City of El Monte California Revenue Bonds
3.77% due 08/01/45	1,000,000	780,734
Monrovia Unified School District, Los Angeles County, California, Election of 2006 General Obligation Bonds, Build America Bonds, Federally Taxable[15]
7.25% due 08/01/28	610,000	639,957
Alhambra Unified School District General Obligation Unlimited
6.70% due 02/01/26	500,000	505,490
California State University Revenue Bonds
3.90% due 11/01/47	500,000	406,366
Fremont Unified School District/Alameda County California General Obligation Unlimited
2.75% due 08/01/41	400,000	298,821
Norman Y Mineta San Jose International Airport SJC Revenue Bonds
3.27% due 03/01/40	250,000	195,881
3.29% due 03/01/41	70,000	53,787
Hillsborough City School District General Obligation Unlimited
due 09/01/40[7]	500,000	226,268
Riverside County Redevelopment Successor Agency Tax Allocation
3.88% due 10/01/37	250,000	224,704
Total California		39,479,547
Texas – 8.8%
Dallas, Texas, Convention Center Hotel Development Corporation, Hotel Revenue Bonds, Taxable Build America Bonds[15]
7.09% due 01/01/42[6]	10,020,000	11,185,244
Dallas Fort Worth International Airport Revenue Bonds
4.51% due 11/01/51	7,200,000	6,145,073
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds
3.42% due 09/01/50[6]	8,000,000	5,595,956
Central Texas Regional Mobility Authority Revenue Bonds
3.29% due 01/01/42[6]	5,250,000	4,223,492
3.27% due 01/01/45	1,150,000	839,639
Dallas/Fort Worth International Airport Revenue Bonds
2.92% due 11/01/50[6]	6,500,000	4,447,570
City of Austin Texas Rental Car Special Facility Revenue Bonds
2.86% due 11/15/42	2,200,000	1,624,030
City of Garland Texas Electric Utility System Revenue Bonds
3.15% due 03/01/51	2,400,000	1,611,641
Texas Department of Housing & Community Affairs Revenue Bonds
6.05% due 07/01/45	250,000	250,136
Total Texas		35,922,781
Washington - 5.6%
Central Washington University Revenue Bonds
6.95% due 05/01/40	5,000,000	5,453,341
Central Washington University, System Revenue Bonds, 2010, Taxable Build America Bonds[15]
6.50% due 05/01/30	5,000,000	5,197,622
Washington State Convention Center Public Facilities District, Lodging Tax Bonds, Taxable Build America Bonds[15]
6.79% due 07/01/40[6]	4,220,000	4,451,046
Washington State University, Housing and Dining System Revenue Bonds, Taxable Build America Bonds[15]
7.10% due 04/01/32	3,325,000	3,586,387
County of Pierce Washington Sewer Revenue Bonds
2.87% due 08/01/42	4,300,000	3,213,347
King County Public Hospital District No. 2 General Obligation Ltd.
3.11% due 12/01/44	1,100,000	812,363
Total Washington		22,714,106
Pennsylvania - 5.2%
School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series 2011A, Qualified School Construction Bonds - (Federally Taxable - Direct Subsidy)
6.00% due 09/01/30[6]	10,330,000	10,949,590
Pittsburgh, Pennsylvania, School District, Taxable Qualified School Construction Bonds
6.85% due 09/01/29[6]	6,895,000	7,504,199
Pennsylvania Housing Finance Agency Revenue Bonds
5.78% due 04/01/54	3,000,000	2,874,526
Total Pennsylvania		21,328,315
New York - 4.2%
Westchester County Health Care Corporation, Revenue Bonds, Taxable Build America Bonds[15]
8.57% due 11/01/40	10,010,000	9,416,222

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2025

	Face Amount~	Value
MUNICIPAL BONDS†† - 65.5% (continued)
New York - 4.2% (continued)
City of New York New York General Obligation Unlimited
6.39% due 02/01/55[6]	4,000,000	$ 4,163,139
Port Authority of New York & New Jersey Revenue Bonds
3.14% due 02/15/51[6]	5,000,000	3,526,466
Total New York		17,105,827
Illinois - 4.1%
Chicago, Illinois, Second Lien Wastewater Transmission Revenue Project Bonds, Taxable Build America Bonds[15]
6.90% due 01/01/40[6]	5,100,000	5,599,158
Illinois, General Obligation Bonds, Taxable Build America Bonds[15]
7.35% due 07/01/35[6]	3,571,429	3,907,127
Chicago, Illinois, Second Lien Water Revenue Bonds, Taxable Build America Bonds[15]
6.74% due 11/01/40	2,990,000	3,237,580
Illinois Housing Development Authority Revenue Bonds
6.10% due 10/01/49[6]	1,945,000	1,951,147
6.05% due 10/01/44	730,000	734,449
State of Illinois General Obligation Unlimited
6.63% due 02/01/35	715,385	754,366
6.73% due 04/01/35	153,846	162,454
Chicago Board of Education General Obligation Unlimited
6.14% due 12/01/39	195,000	181,524
Total Illinois		16,527,805
Oklahoma - 3.7%
Oklahoma Development Finance Authority Revenue Bonds
5.45% due 08/15/28	10,950,000	10,734,608
Tulsa Airports Improvement Trust Revenue Bonds
3.10% due 06/01/45	3,700,000	2,678,179
University of Oklahoma Revenue Bonds
5.95% due 07/01/49	1,465,000	1,476,340
Oklahoma State University Revenue Bonds
4.13% due 08/01/48	150,000	119,956
Total Oklahoma		15,009,083
Ohio - 3.3%
County of Franklin Ohio Revenue Bonds
2.88% due 11/01/50[6]	8,900,000	5,604,793
American Municipal Power, Inc., Combined Hydroelectric Projects Revenue Bonds, New Clean Renewable Energy Bonds
7.33% due 02/15/28[6]	3,840,000	3,999,093
Madison Local School District, Richland County, Ohio, School Improvement, Taxable Qualified School Construction Bonds
6.65% due 12/01/29	2,500,000	2,504,625
Ohio Housing Finance Agency Revenue Bonds
6.23% due 09/01/55	810,000	826,613
Toronto City School District, Ohio, Qualified School Construction Bonds General Obligation Bonds
7.00% due 12/01/28	560,000	561,151
Total Ohio		13,496,275
Indiana - 2.9%
Evansville-Vanderburgh School Building Corp. Revenue Bonds
6.50% due 01/15/30	8,690,000	8,707,566
County of Knox Indiana Revenue Bonds
5.90% due 04/01/34	2,920,000	2,910,786
Total Indiana		11,618,352
West Virginia - 2.8%
State of West Virginia, Higher Education Policy Commission, Revenue Bonds, Federally Taxable Build America Bonds 2010[15]
7.65% due 04/01/40[6]	10,000,000	11,518,533
Idaho - 2.0%
Idaho Housing & Finance Association Revenue Bonds
5.72% due 07/01/49	4,155,000	4,065,709
5.55% due 07/01/49	1,775,000	1,701,148
6.03% due 07/01/50	1,200,000	1,205,588
6.14% due 07/01/45	1,000,000	1,013,366
Total Idaho		7,985,811
Michigan - 1.9%
Detroit, Michigan, School District, School Building and Site Bonds, Unlimited Tax General Obligation Bonds, Taxable Qualified School Construction Bonds
6.65% due 05/01/29	2,640,000	2,841,152
Detroit City School District General Obligation Unlimited
7.75% due 05/01/39	2,400,000	2,770,980
Wayne State University Revenue Bonds
3.47% due 11/15/49	1,030,000	757,124
Fraser Public School District, Macomb County, Michigan, General Obligation Federally Taxable School Construction Bonds, 2011 School Building and Site Bonds
6.05% due 05/01/26	505,000	505,723
Oakridge, Michigan, Public Schools, Unlimited Tax General Obligation Bonds
6.75% due 05/01/26	345,000	345,659

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2025

	Face Amount~	Value
MUNICIPAL BONDS†† - 65.5% (continued)
Michigan - 1.9% (continued)
Comstock Park Public Schools General Obligation Unlimited
6.30% due 05/01/26	210,000	$ 210,339
Total Michigan		7,430,977
South Carolina - 1.4%
County of Horry South Carolina Airport Revenue Bonds, Build America Bonds[15]
7.33% due 07/01/40[6]	5,000,000	5,753,905
Colorado - 1.4%
Colorado Housing and Finance Authority Revenue Bonds
5.60% due 11/01/43	1,620,000	1,620,402
5.50% due 11/01/39	1,250,000	1,255,837
Colorado, Building Excellent Schools Today, Certificates of Participation, Taxable Qualified School Construction
6.82% due 03/15/28	2,500,000	2,655,680
Total Colorado		5,531,919
Massachusetts - 1.1%
Massachusetts Port Authority Revenue Bonds
2.72% due 07/01/42[6]	3,400,000	2,538,966
2.87% due 07/01/51	750,000	487,805
Massachusetts Development Finance Agency Revenue Bonds
3.52% due 10/01/46	2,250,000	1,523,099
Total Massachusetts		4,549,870
Nevada – 1.1%
Nevada Housing Division Revenue Bonds
5.73% due 10/01/50	4,000,000	3,862,256
5.84% due 10/01/49	250,000	243,795
Total Nevada		4,106,051
Georgia - 1.0%
City of Atlanta Georgia Airport Customer Facility Charge Revenue Bonds
5.71% due 07/01/44	4,000,000	4,000,622
Maryland - 0.8%
Maryland Department of Housing & Community Development Revenue Bonds
6.04% due 09/01/49	2,500,000	2,504,072
6.20% due 09/01/45	1,000,000	1,010,349
Total Maryland		3,514,421
Mississippi - 0.8%
Medical Center Educational Building Corp. Revenue Bonds
2.92% due 06/01/41[6]	4,500,000	3,441,432
New Hampshire - 0.8%
New Hampshire Business Finance Authority Revenue Bonds
3.27% due 05/01/51	4,800,000	3,223,031
Virginia - 0.6%
Virginia Housing Development Authority Revenue Bonds
5.57% due 10/01/49[6]	1,700,000	1,662,583
5.95% due 10/01/54	1,000,000	990,569
Total Virginia		2,653,152
Connecticut - 0.5%
Connecticut Housing Finance Authority Revenue Bonds
5.96% due 11/15/40	1,000,000	1,022,295
6.09% due 11/15/49	800,000	804,668
Total Connecticut		1,826,963
Missouri - 0.4%
Curators of the University of Missouri Revenue Bonds
5.79% due 11/01/41	1,745,000	1,794,258
Tennessee - 0.4%
Tennessee Housing Development Agency Revenue Bonds
5.98% due 07/01/54	500,000	497,250
5.97% due 07/01/54	500,000	494,166
5.95% due 07/01/50	500,000	489,106
Total Tennessee		1,480,522
District of Columbia - 0.3%
District of Columbia Revenue Bonds
6.73% due 09/01/47[3]	1,200,000	1,333,675
Washington Convention & Sports Authority Revenue Bonds
4.31% due 10/01/40	100,000	89,782
Total District of Columbia		1,423,457
Kentucky - 0.3%
Kentucky Housing Corp. Revenue Bonds
6.21% due 07/01/50	500,000	503,949
5.90% due 01/01/55	490,000	480,722
6.07% due 07/01/45	250,000	251,808
Total Kentucky		1,236,479
Florida - 0.3%
Florida Housing Finance Corp. Revenue Bonds
6.25% due 07/01/38	1,150,000	1,189,942
Iowa - 0.1%
Iowa Finance Authority Revenue Bonds
5.92% due 07/01/49	500,000	495,386
Wisconsin - 0.0%
County of Fond Du Lac Wisconsin Revenue Bonds
6.20% due 05/01/54[3]	200,000	196,369
Arkansas - 0.0%
University of Arkansas Revenue Bonds
3.10% due 12/01/41	250,000	195,430
Total Municipal Bonds
(Cost $281,238,720)		266,750,621

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2025

Face Amount~	Value
CORPORATE BONDS†† - 42.2% (continued)
Financial - 14.0%
Blue Owl Finance LLC
4.38% due 02/15/32[6]	2,150,000	$ 2,046,859
Lazard Group LLC
5.63% due 08/01/35[6]	1,325,000	1,334,772
6.00% due 03/15/31[6]	660,000	698,210
AmFam Holdings, Inc.
3.83% due 03/11/51[3,6]	3,197,000	2,016,983
Intact Financial Corp.
5.46% due 09/22/32[3,6]	1,900,000	1,942,450
Wilton RE Ltd.
6.00% [3,8,9]	1,924,000	1,905,462
Ares Finance Company IV LLC
3.65% due 02/01/52[3,6]	2,650,000	1,827,674
Accident Fund Insurance Company of America
8.50% due 08/01/32[3,6]	1,750,000	1,742,482
American National Group, Inc.
7.00% due 12/01/55[9]	675,000	690,687
5.75% due 10/01/29[6]	550,000	567,896
6.00% due 07/15/35[6]	450,000	454,906
Liberty Mutual Group, Inc.
4.30% due 02/01/61[3]	2,700,000	1,699,333
Maple Grove Funding Trust I
4.16% due 08/15/51[3,6]	2,500,000	1,696,013
Global Atlantic Finance Co.
4.70% due 10/15/51[3,6,9]	1,450,000	1,426,605
6.75% due 03/15/54[3,6]	260,000	265,570
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[3,6]	1,500,000	1,455,689
National Life Insurance Co.
10.50% due 09/15/39[3]	900,000	1,201,689
Prudential Financial, Inc.
5.13% due 03/01/52[9]	1,200,000	1,175,912
United Wholesale Mortgage LLC
5.50% due 11/15/25[3]	1,100,000	1,098,801
Macquarie Bank Ltd.
3.05% due 03/03/36[3,6,9]	1,200,000	1,081,686
Henneman Trust
6.58% due 05/15/55[3,6]	1,050,000	1,074,614
Kennedy-Wilson, Inc.
5.00% due 03/01/31[6]	1,150,000	1,073,612
Fidelis Insurance Holdings Ltd.
7.75% due 06/15/55[9]	1,000,000	1,055,650
Jefferies Financial Group, Inc.
6.20% due 04/14/34[6]	1,000,000	1,055,092
Nuveen LLC
5.85% due 04/15/34[3,6]	1,000,000	1,045,832
Allianz SE
6.55% [3,8,9]	1,000,000	1,019,150
Encore Capital Group, Inc.
9.25% due 04/01/29[3,6]	500,000	527,945
8.50% due 05/15/30[3]	450,000	475,596
Swiss Re Finance Luxembourg S.A.
5.00% due 04/02/49[3,9]	1,000,000	1,003,131
JPMorgan Chase & Co.
5.72% due 09/14/33[6,9]	950,000	997,353
Jane Street Group / JSG Finance, Inc.
7.13% due 04/30/31[3]	950,000	992,515
Nippon Life Insurance Co.
5.95% due 04/16/54[3,9]	950,000	983,900
Horace Mann Educators Corp.
7.25% due 09/15/28[6]	900,000	967,024
MidCap Funding XLVI Trust
6.85% (1 Month Term SOFR + 2.50%, Rate Floor: 0.00%) due 04/15/28◊,†††	950,000	950,000
Safehold GL Holdings LLC
6.10% due 04/01/34[6]	788,000	826,453
5.65% due 01/15/35	118,000	119,191
Dyal Capital Partners IV
3.65% due 02/22/41†††	1,000,000	906,149
Farmers Insurance Exchange
7.00% due 10/15/64[3,6,9]	880,000	894,546
Corebridge Financial, Inc.
6.88% due 12/15/52[9]	840,000	868,686
NatWest Group plc
7.47% due 11/10/26[6,9]	850,000	854,537
LPL Holdings, Inc.
4.38% due 05/15/31[3,6]	650,000	626,802
6.00% due 05/20/34	220,000	227,314
Toronto-Dominion Bank
8.13% due 10/31/82[9]	750,000	789,856
CNO Financial Group, Inc.
6.45% due 06/15/34[6]	750,000	788,621
Blue Owl Capital GP LLC
7.21% due 08/22/43†††	750,000	781,283
Omnis Funding Trust
6.72% due 05/15/55[3,6]	700,000	722,907
Meiji Yasuda Life Insurance Co.
6.10% due 06/11/55[3,9]	700,000	720,888
Belrose Funding Trust II
6.79% due 05/15/55[3,6]	650,000	673,672
Nationwide Building Society
5.54% due 07/14/36[3,9]	650,000	662,160
Bank of Nova Scotia
8.63% due 10/27/82[6,9]	550,000	582,514
Dyal Capital Partners III (A), LP
6.55% due 06/15/44†††	560,000	572,331
Nationstar Mortgage Holdings, Inc.
5.00% due 02/01/26[3]	560,000	558,744
Enstar Group Ltd.
7.50% due 04/01/45[3,9]	500,000	521,084
Belvoir Land LLC
5.60% due 12/15/35[3]	500,000	489,897
Commonwealth Bank of Australia
5.93% due 03/14/46[3,6,9]	450,000	455,735
Dyal Capital Partners III (B), LP
6.55% due 06/15/44†††	440,000	449,689
VFH Parent LLC / Valor Company-Issuer, Inc.
7.50% due 06/15/31[3,6]	400,000	419,867
Dai-ichi Life Insurance Company Ltd.
6.20% [3,8,9]	400,000	414,736
Ascot Group Ltd.
6.35% due 06/15/35[3,9]	350,000	362,887
Nassau Companies of New York
7.88% due 07/15/30[3]	350,000	355,263
Iron Mountain Information Management Services, Inc.
5.00% due 07/15/32[3]	300,000	288,361
Fortitude Group Holdings LLC
6.25% due 04/01/30[3]	250,000	259,760

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2025

	Face Amount~	Value
CORPORATE BONDS†† - 42.2% (continued)
Financial - 14.0% (continued)
Beacon Funding Trust
6.27% due 08/15/54[3]	250,000	$ 248,778
GLP Capital Limited Partnership / GLP Financing II, Inc.
5.75% due 11/01/37	250,000	246,224
Reinsurance Group of America, Inc.
6.65% due 09/15/55[9]	200,000	203,722
Australia & New Zealand Banking Group Ltd.
2.57% due 11/25/35[3,9]	200,000	178,463
Rocket Companies, Inc.
6.38% due 08/01/33[3]	150,000	155,659
Symetra Life Insurance Co.
6.55% due 10/01/55[3]	150,000	152,469
Aspen Insurance Holdings Ltd.
5.75% due 07/01/30	125,000	129,773
Total Financial		57,060,114
Consumer, Non-cyclical - 9.2%
Children's Hospital Corp.
4.12% due 01/01/47	8,000,000	6,526,678
Orlando Health Obligated Group
5.48% due 10/01/35	4,000,000	4,154,293
Beth Israel Lahey Health, Inc.
3.08% due 07/01/51[6]	4,500,000	2,865,710
Providence St. Joseph Health Obligated Group
5.37% due 10/01/32	2,500,000	2,562,462
OhioHealth Corp.
3.04% due 11/15/50	3,465,000	2,313,507
2.83% due 11/15/41	300,000	213,249
Flowers Foods, Inc.
6.20% due 03/15/55[6]	2,050,000	1,982,172
JBS USA Holding Lux SARL/ JBS USA Food Company/ JBS Lux Co SARL
4.38% due 02/02/52[6]	1,200,000	914,483
5.75% due 04/01/33[6]	763,000	790,399
Tufts Medical Center, Inc.
7.00% due 01/01/38	1,500,000	1,606,957
Lifespan Corp.
5.05% due 02/15/30	1,250,000	1,270,136
Post Holdings, Inc.
4.50% due 09/15/31[3,6]	1,300,000	1,212,676
Universal Health Services, Inc.
2.65% due 01/15/32[6]	1,300,000	1,118,943
Reynolds American, Inc.
5.70% due 08/15/35[6]	1,050,000	1,080,628
GXO Logistics, Inc.
6.50% due 05/06/34[6]	1,000,000	1,057,612
Sotheby's
7.38% due 10/15/27[3,6]	1,000,000	988,993
HCA, Inc.
4.63% due 03/15/52[6]	1,200,000	952,955
BCP V Modular Services Finance II plc
6.13% due 10/30/28[3]	GBP 750,000	948,756
Amgen, Inc.
4.40% due 02/22/62[6]	1,200,000	924,695
BAT Capital Corp.
7.08% due 08/02/43[6]	800,000	887,433
AZ Battery Property LLC
6.73% due 02/20/46†††	680,000	649,223
Triton Container International Ltd.
3.15% due 06/15/31[3]	650,000	577,506
Baylor College of Medicine
5.26% due 11/15/46	600,000	555,494
Medline Borrower, LP
5.25% due 10/01/29[3]	450,000	445,625
CVS Health Corp.
7.00% due 03/10/55[9]	400,000	416,443
Upbound Group, Inc.
6.38% due 02/15/29[3]	250,000	245,026
Becle, SAB de CV
2.50% due 10/14/31[3]	200,000	169,819
Total Consumer, Non-cyclical		37,431,873
Energy - 4.0%
Occidental Petroleum Corp.
7.00% due 11/15/27	2,000,000	2,047,772
ONEOK, Inc.
5.85% due 11/01/64[6]	1,050,000	955,890
6.25% due 10/15/55[6]	925,000	903,726
5.60% due 04/01/44	150,000	137,567
MPLX, LP
6.20% due 09/15/55[6]	1,600,000	1,554,878
5.95% due 04/01/55	400,000	377,264
5.65% due 03/01/53	50,000	45,371
Valero Energy Corp.
4.00% due 06/01/52[6]	2,450,000	1,749,724
BP Capital Markets plc
6.13% [8,9]	1,300,000	1,325,399
ITT Holdings LLC
6.50% due 08/01/29[3,6]	1,250,000	1,225,373
NuStar Logistics, LP
6.38% due 10/01/30[6]	1,000,000	1,035,392
HF Sinclair Corp.
6.25% due 01/15/35[6]	1,000,000	1,028,950
Targa Resources Partners Limited Partnership / Targa Resources Partners Finance Corp.
4.88% due 02/01/31[6]	1,000,000	996,125
Venture Global LNG, Inc.
9.88% due 02/01/32[3]	750,000	816,659
Greensaif Pipelines Bidco SARL
6.10% due 08/23/42[3]	300,000	309,917
6.51% due 02/23/42[3]	200,000	212,741
Global Partners Limited Partnership / GLP Finance Corp.
8.25% due 01/15/32[3]	450,000	473,062
Kinder Morgan, Inc.
5.20% due 06/01/33	400,000	404,655
Parkland Corp.
4.63% due 05/01/30[3]	300,000	290,383
Venture Global Calcasieu Pass LLC
6.25% due 01/15/30[3]	200,000	208,272
CVR Energy, Inc.
5.75% due 02/15/28[3]	125,000	121,808
Plains All American Pipeline Limited Partnership / PAA Finance Corp.
4.70% due 06/15/44	100,000	82,670

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2025

	Face Amount~	Value
CORPORATE BONDS†† - 42.2% (continued)
Energy - 4.0% (continued)
Vnom Sub, Inc.
5.38% due 11/01/27[3]	51,000	$ 50,967
Total Energy		16,354,565
Industrial - 3.8%
LBJ Infrastructure Group LLC
3.80% due 12/31/57[3]	5,985,000	4,049,069
AP Grange Holdings LLC
6.50% due 03/20/45†††	2,400,000	2,469,000
5.00% due 03/20/45†††	300,000	303,000
Terminal Investment Limited Holding
6.23% due 10/01/40†††	2,000,000	1,981,140
Boeing Co.
6.53% due 05/01/34[6]	510,000	558,525
6.86% due 05/01/54	225,000	246,733
3.75% due 02/01/50	329,000	234,300
Fortune Brands Innovations, Inc.
4.50% due 03/25/52[6]	1,300,000	1,035,628
Homestead Spe Issuer LLC
7.21% due 04/01/55†††	1,000,000	1,013,420
TD SYNNEX Corp.
6.10% due 04/12/34[6]	850,000	890,511
GrafTech Global Enterprises, Inc.
9.88% due 12/23/29[3]	1,000,000	850,000
Deuce FinCo plc
5.50% due 06/15/27[3]	GBP 500,000	674,610
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[3]	575,000	576,627
ALLETE, Inc.
5.79% due 07/09/37†††	350,000	353,902
AP Grange Holdings LLC Deferral
6.50% due 03/20/45†††	131,133	131,133
FedEx Corp.
4.10% due 02/01/45[3]	70,000	53,329
Amsted Industries, Inc.
6.38% due 03/15/33[3]	50,000	51,214
Total Industrial		15,472,141
Utilities - 3.5%
Central Storage Safety Project Trust
4.82% due 02/01/38[1]	6,100,832	5,838,121
Brooklyn Union Gas Co.
6.39% due 09/15/33[3,6]	2,000,000	2,131,938
PacifiCorp
7.38% due 09/15/55[9]	1,050,000	1,089,544
Ohio Edison Co.
5.50% due 01/15/33[3,6]	950,000	979,518
Alexander Funding Trust II
7.47% due 07/31/28[3,6]	900,000	963,727
Keenan Fort Detrick Energy LLC
4.17% due 11/15/48[3]	1,000,000	788,833
Southwestern Public Service Co.
3.70% due 08/15/47[6]	1,000,000	729,937
NRG Energy, Inc.
7.00% due 03/15/33[3,6]	450,000	491,742
CMS Energy Corp.
6.50% due 06/01/55[9]	340,000	346,815
NextEra Energy Capital Holdings, Inc.
6.38% due 08/15/55[9]	336,000	346,376
Black Hills Corp.
5.95% due 03/15/28	200,000	207,955
Dominion Energy, Inc.
6.00% due 02/15/56[9]	200,000	201,943
Southern Co.
3.75% due 09/15/51[9]	58,000	57,125
Total Utilities		14,173,574
Consumer, Cyclical - 2.7%
United Airlines, Inc.
4.63% due 04/15/29[3,6]	2,200,000	2,165,006
Hyatt Hotels Corp.
5.75% due 04/23/30[6]	1,100,000	1,144,674
Flutter Treasury Designated Activity Co.
6.38% due 04/29/29[3]	1,000,000	1,035,935
LKQ Corp.
6.25% due 06/15/33[6]	950,000	1,004,600
LG Energy Solution Ltd.
5.38% due 04/02/30[3,6]	800,000	818,741
Air Canada
4.63% due 08/15/29[3]	CAD 1,050,000	757,129
AS Mileage Plan IP Ltd.
5.31% due 10/20/31[3,6]	600,000	600,822
Polaris, Inc.
6.95% due 03/15/29	450,000	476,436
Wabash National Corp.
4.50% due 10/15/28[3,6]	500,000	458,889
Evergreen Acqco 1 Limited Partnership / TVI, Inc.
9.75% due 04/26/28[3]	435,000	453,183
Hanesbrands, Inc.
9.00% due 02/15/31[3]	400,000	425,240
Hasbro, Inc.
6.05% due 05/14/34	350,000	364,249
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[3]	300,000	283,847
Whirlpool Corp.
4.50% due 06/01/46	200,000	150,622
4.70% due 05/14/32	100,000	92,890
4.60% due 05/15/50	50,000	37,190
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[3]	250,000	240,207
Station Casinos LLC
4.63% due 12/01/31[3]	200,000	189,255
New Flyer Holdings, Inc.
9.25% due 07/01/30[3]	100,000	107,270
Warnermedia Holdings, Inc.
5.14% due 03/15/52	161,000	100,192
Total Consumer, Cyclical		10,906,377
Communications - 2.2%
British Telecommunications plc
4.88% due 11/23/81[3,9]	1,700,000	1,595,747
McGraw-Hill Education, Inc.
8.00% due 08/01/29[3]	850,000	867,162
5.75% due 08/01/28[3]	300,000	301,561
Altice France S.A.
5.50% due 10/15/29[3]	900,000	771,750
5.13% due 07/15/29[3]	350,000	299,250
Rogers Communications, Inc.
4.50% due 03/15/42[6]	1,150,000	984,145

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2025

	Face Amount~	Value
CORPORATE BONDS†† - 42.2% (continued)
Communications - 2.2% (continued)
AMC Networks, Inc.
10.50% due 07/15/32[3]	950,000	$ 981,151
Charter Communications Operating LLC / Charter Communications Operating Capital
5.25% due 04/01/53	1,200,000	980,853
Vodafone Group plc
5.13% due 06/04/81[9]	1,100,000	853,008
Sunrise FinCo I B.V.
4.88% due 07/15/31[3]	700,000	668,822
CSC Holdings LLC
11.25% due 05/15/28[3]	250,000	249,854
Telenet Finance Luxembourg Notes SARL
5.50% due 03/01/28	200,000	198,744
Total Communications		8,752,047
Technology - 1.1%
Broadcom, Inc.
3.19% due 11/15/36[3,6]	1,300,000	1,085,160
Foundry JV Holdco LLC
6.40% due 01/25/38[3,6]	550,000	588,973
5.88% due 01/25/34[3]	400,000	410,648
TeamSystem SpA
5.53% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/31/31◊,3	EUR 700,000	820,532
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31[6]	800,000	744,685
Xerox Corp.
10.25% due 10/15/30[3]	450,000	466,958
Dye & Durham Ltd.
8.63% due 04/15/29[3]	310,000	323,993
Total Technology		4,440,949
Basic Materials - 0.8%
Steel Dynamics, Inc.
5.75% due 05/15/55[6]	1,000,000	974,996
ArcelorMittal S.A.
6.55% due 11/29/27[6]	900,000	938,937
SK Invictus Intermediate II SARL
5.00% due 10/30/29[3]	700,000	685,906
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[3,6]	600,000	595,949
Dow Chemical Co.
6.90% due 05/15/53	200,000	210,022
Mirabela Nickel Ltd.
due 06/24/19†††,1,10	96,316	241
Total Basic Materials		3,406,051
Utility - 0.5%
QTS Corp.
5.42% due 08/21/32	1,925,000	1,930,140
Government - 0.2%
Amazon Conservation DAC
6.03% due 01/16/42[3]	1,000,000	1,014,200
Financial Institutions - 0.1%
MN8 Portfolio IV LLC
6.31% due 07/30/45†††	400,000	401,904
Transporation - 0.1%
Stolthaven Houston, Inc.
5.98% due 07/17/34†††	392,000	395,069
Total Corporate Bonds
(Cost $175,976,909)		171,739,004
ASSET-BACKED SECURITIES†† - 18.5%
Financial - 5.4%
Thunderbird A
5.50% due 03/01/37†††	7,000,000	6,530,090
Lightning A
5.50% due 03/01/37†††	7,000,000	6,530,090
HV Eight LLC
5.48% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 12/31/27◊,†††	EUR 1,404,170	1,639,447
KKR Core Holding Company LLC
4.00% due 08/12/31†††	1,386,223	1,287,787
Ceamer Finance LLC
6.92% due 11/15/37†††	762,000	784,684
6.79% due 11/15/39†††	289,565	295,533
Endo Luxembourg Finance Co I SARL / Endo US, Inc.
7.40% due 09/30/45†††	1,000,000	1,034,030
Project Onyx I
7.09% (3 Month Term SOFR + 2.80%, Rate Floor: 2.80%) due 01/26/27◊,†††	1,030,047	1,029,254
Metis Issuer, LLC
6.89% due 05/15/55†††	900,000	895,563
LVNV Funding LLC
7.80% due 11/05/28†††	650,000	683,742
6.84% due 06/12/29†††	200,000	205,356
Obsidian Issuer LLC
6.93% due 05/15/55[3]	850,000	850,000
Project Onyx II
7.09% (3 Month Term SOFR + 2.80%, Rate Floor: 2.80%) due 01/26/27◊,†††	285,431	284,655
Total Financial		22,050,231
Collateralized Loan Obligations - 4.8%
Cerberus Loan Funding XLIV LLC
2024-5A C, 8.52% (3 Month Term SOFR + 4.20%, Rate Floor: 4.20%) due 01/15/36◊,3	1,400,000	1,416,217
Cerberus Loan Funding XLII LLC
2023-3A C, 8.47% (3 Month Term SOFR + 4.15%, Rate Floor: 4.15%) due 09/13/35◊,3	1,250,000	1,250,000
Cerberus Loan Funding 52 LLC
2025-3A C, due 10/15/37◊,3	1,250,000	1,250,000
Cerberus Loan Funding XLVII LLC
2024-3A C, 6.87% (3 Month Term SOFR + 2.55%, Rate Floor: 2.55%) due 07/15/36◊,3	1,200,000	1,202,908
Owl Rock CLO I LLC
2024-1A C, 8.45% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 02/20/36◊,3	1,050,000	1,060,708

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2025

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 18.5% (continued)
Collateralized Loan Obligations - 4.8% (continued)
Cerberus Loan Funding XLV LLC
2024-1A C, 7.47% (3 Month Term SOFR + 3.15%, Rate Floor: 3.15%) due 04/15/36◊,3	1,000,000	$ 1,003,616
JCP Direct Lending CLO 2023-1 LLC
2025-1A BR, 6.28% (3 Month Term SOFR + 1.95%, Rate Floor: 1.95%) due 07/20/37◊,3	1,000,000	1,002,472
OWL Rock CLO XXII LLC
2025-22A C, due 10/20/37◊,3	1,000,000	1,000,000
Cerberus Loan Funding XLVI, LP
2024-2A C, 7.37% (3 Month Term SOFR + 3.05%, Rate Floor: 3.05%) due 07/15/36◊,3	950,000	953,259
TRTX Issuer Ltd.
2025-FL6 B, 6.41% (1 Month Term SOFR + 2.05%, Rate Floor: 2.05%) due 09/18/42◊,3	900,000	891,888
GoldenTree Loan Management US CLO 1 Ltd.
2024-9A DR, 7.68% (3 Month Term SOFR + 3.35%, Rate Floor: 3.35%) due 04/20/37◊,3	800,000	804,811
Carlyle Direct Lending CLO LLC
2024-1A BR, 7.07% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 07/15/36◊,3	800,000	802,648
Cerberus Loan Funding XL LLC
2023-1A C, 8.72% (3 Month Term SOFR + 4.40%, Rate Floor: 4.40%) due 03/22/35◊,3	750,000	754,527
Fortress Credit BSL XV Ltd.
2024-2A CR, 6.93% (3 Month Term SOFR + 2.60%, Rate Floor: 2.60%) due 10/18/33◊,3	650,000	651,027
KREF Ltd.
2021-FL2 AS, 5.78% (1 Month Term SOFR + 1.41%, Rate Floor: 1.30%) due 02/15/39◊,3	650,000	637,795
OWL Rock CLO XXI LLC
2025-21A C, 6.72% (3 Month Term SOFR + 2.40%, Rate Floor: 2.40%) due 07/24/34◊,3	600,000	604,526
Owl Rock CLO XVI LLC
2024-16A C, 7.63% (3 Month Term SOFR + 3.30%, Rate Floor: 3.30%) due 04/20/36◊,3	600,000	602,459
FS Rialto Issuer LLC
2024-FL9 C, 7.00% (1 Month Term SOFR + 2.64%, Rate Floor: 2.65%) due 10/19/39◊,3	600,000	598,672
Golub Capital Partners CLO 46M Ltd.
2024-46A CR, 7.38% (3 Month Term SOFR + 3.05%, Rate Floor: 3.05%) due 04/20/37◊,3	500,000	501,630
BDS LLC
2025-FL15 C, 6.45% (1 Month Term SOFR + 2.15%, Rate Floor: 2.15%) due 03/19/43◊,3	500,000	500,217
GoldenTree Loan Management US CLO 24 Ltd.
2025-24A E, 8.88% (3 Month Term SOFR + 4.60%, Rate Floor: 4.60%) due 10/20/38◊,3	450,000	449,232
Madison Park Funding LVIII Ltd.
2024-58A D, 7.97% (3 Month Term SOFR + 3.65%, Rate Floor: 3.65%) due 04/25/37◊,3	400,000	403,163
OHA Credit Partners VII Ltd.
2025-7A ER4, 8.70% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 02/20/38◊,3	300,000	299,336
HPS Private Credit CLO LLC
2025-3A D, 8.26% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 07/20/37◊,3	250,000	251,830
Ares Direct Lending CLO 1 LLC
2024-1A B, 6.52% (3 Month Term SOFR + 2.20%, Rate Floor: 2.20%) due 04/25/36◊,3	250,000	249,521
Elmwood CLO VI Ltd.
2024-3A ERR, 10.23% (3 Month Term SOFR + 5.90%, Rate Floor: 5.90%) due 07/18/37◊,3	250,000	247,469
Elmwood CLO 16 Ltd.
2024-3A ER, 11.08% (3 Month Term SOFR + 6.75%, Rate Floor: 6.75%) due 04/20/37◊,3	100,000	100,190
BNPP IP CLO Ltd.
2014-2A E, 9.82% (3 Month Term SOFR + 5.51%, Rate Floor: 0.00%) due 10/30/25◊,3	225,405	32,458

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2025

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 18.5% (continued)
Collateralized Loan Obligations - 4.8% (continued)
WhiteHorse VIII Ltd.
2014-1A E, 9.11% (3 Month Term SOFR + 4.81%, Rate Floor: 0.00%) due 05/01/26◊,3	14,488	$ 5,542
Total Collateralized Loan Obligations		19,528,121
Infrastructure - 2.7%
VB-S1 Issuer LLC - VBTEL
2022-1A, 4.29% due 02/15/52[3]	5,000,000	4,793,041
Hotwire Funding LLC
2023-1A, 8.84% due 05/20/53[3]	1,900,000	1,958,949
2024-1A, 6.67% due 06/20/54[3]	100,000	102,280
Switch ABS Issuer LLC
2024-2A, 5.44% due 06/25/54[3]	850,000	858,167
2025-1A, 5.04% due 03/25/55[3]	500,000	495,070
2024-1A, 6.28% due 03/25/54[3]	150,000	152,907
QTS Issuer ABS I LLC
2025-1A, 5.44% due 05/25/55[3]	1,000,000	1,016,621
Aligned Data Centers Issuer LLC
2021-1A, 1.94% due 08/15/46[3]	1,000,000	972,383
Stack Infrastructure Issuer LLC
2025-1A, 5.00% due 05/25/50[3]	550,000	548,334
Total Infrastructure		10,897,752
Transport-Aircraft - 2.4%
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[3,12]	2,053,047	1,990,491
Castlelake Aircraft Structured Trust
2025-2A, 5.47% due 08/15/50[3]	1,000,000	1,008,744
AASET Trust
2024-1A, 6.26% due 05/16/49[3]	561,535	582,108
2021-2A, 2.80% due 01/15/47[3]	333,512	314,105
Navigator Aircraft ABS Ltd.
2021-1, 2.77% due 11/15/46[3]	875,340	829,485
Navigator Aviation Ltd.
2024-1, 6.09% due 08/15/49[3]	789,286	789,770
AASET Ltd.
2024-2A, 5.93% due 09/16/49[3]	748,818	765,510
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[3]	699,883	694,753
Start Ltd.
2018-1, 4.09% due 05/15/43[3]	520,201	519,941
Sprite Ltd.
2021-1, 3.75% due 11/15/46[3]	475,317	459,838
Gilead Aviation LLC
2025-1A, 5.79% due 03/15/50[3]	440,778	450,584
Slam Ltd.
2025-1A, 5.81% due 05/15/50[3]	393,981	404,853
ALTDE Trust
2025-1A, 5.90% due 08/15/50[3]	386,954	396,748
Labrador Aviation Finance Ltd.
2016-1A, 4.30% due 01/15/42[3]	386,249	376,578
Total Transport-Aircraft		9,583,508
Insurance - 1.1%
Obra Longevity
8.48% due 06/30/39†††	1,950,000	2,071,427
Dogwood State Bank
6.45% due 06/24/32†††	2,000,000	2,011,720
CHEST
7.13% due 03/23/43†††	450,000	472,617
Total Insurance		4,555,764
Whole Business - 0.9%
Subway Funding LLC
2024-1A, 6.51% due 07/30/54[3]	942,875	970,412
2024-3A, 5.91% due 07/30/54[3]	545,875	542,259
SERVPRO Master Issuer LLC
2019-1A, 3.88% due 10/25/49[3]	942,500	930,907
2021-1A, 2.39% due 04/25/51[3]	47,875	45,000
Sonic Capital LLC
2021-1A, 2.64% due 08/20/51[3]	941,617	813,667
Five Guys Holdings, Inc.
2023-1A, 7.55% due 01/26/54[3]	397,000	411,114
Total Whole Business		3,713,359
Net Lease - 0.6%
CARS-DB7, LP
2023-1A, 6.50% due 09/15/53[3]	979,167	989,077
SVC ABS LLC
2023-1A, 5.55% due 02/20/53[3]	993,750	976,461
CARS-DB4, LP
2020-1A, 4.95% due 02/15/50[3]	500,000	454,873
Total Net Lease		2,420,411
Single Family Residence - 0.5%
FirstKey Homes Trust
2022-SFR3, 4.50% due 07/17/38[3]	1,000,000	995,361
2020-SFR2, 4.50% due 10/19/37[3]	400,000	397,786
2020-SFR2, 4.00% due 10/19/37[3]	400,000	397,613
2020-SFR2, 3.37% due 10/19/37[3]	250,000	248,343
Total Single Family Residence		2,039,103

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2025

Face Amount~	Value
ASSET-BACKED SECURITIES†† - 18.5% (continued)
Unsecured Consumer Loans - 0.1%
Service Experts Issuer LLC
2024-1A, 6.39% due 11/20/35[3]	262,618	$ 267,805
Total Asset-Backed Securities
(Cost $75,180,309)		75,056,054
SENIOR FLOATING RATE INTERESTS††,◊ - 8.4%
Consumer, Cyclical - 2.3%
FR Refuel LLC
9.18% (1 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 11/08/28	1,260,745	1,248,137
Zephyr Bidco Ltd.
9.47% (1 Month GBP SONIA + 5.50%, Rate Floor: 5.50%) due 07/20/28	GBP 900,000	1,217,451
MB2 Dental Solutions LLC
9.82% (1 Month Term SOFR + 5.50%, Rate Floor: 6.25%) due 02/13/31†††	1,113,755	1,107,957
Pacific Bells LLC
8.56% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 11/13/28	1,036,498	1,037,794
Alexander Mann
10.46% (1 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 06/29/27	982,500	933,375
First Brands Group LLC
9.57% (3 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 03/30/27	765,037	726,785
Grant Thornton Advisors LLC
7.32% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 05/30/31	630,000	631,417
Scientific Games Corp.
7.29% (3 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 04/04/29	595,500	588,676
Accuride Corp.
8.81% (3 Month Term SOFR + 1.50%, Rate Floor: 1.50%) (in-kind rate was 3.00%) due 03/07/30†††,2,13	292,420	549,582
The Facilities Group
10.06% (3 Month Term SOFR + 5.75%, Rate Floor: 6.75%) due 11/30/27†††	487,657	481,469
NFM & J LLC
10.16% (3 Month Term SOFR + 5.75%, Rate Floor: 6.75%) due 11/30/27†††	479,727	473,640
Blue Ribbon LLC
12.28% (3 Month Term SOFR + 4.00%, Rate Floor: 4.75%) (in-kind rate was 4.00%) due 05/08/28†††,13	352,669	350,906
CCRR Parent, Inc.
8.71% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 03/06/28	635,026	190,508
Total Consumer, Cyclical		9,537,697
Financial - 1.6%
Boots Group Bidco Ltd.
due 08/30/32	1,000,000	1,002,080
Eisner Advisory Group
8.32% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 02/28/31	985,069	990,615
Higginbotham Insurance Agency, Inc.
8.82% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 11/24/28†††	990,000	983,914
Citadel Securities, LP
6.32% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 10/31/31	972,710	974,937
Aretec Group, Inc.
7.82% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 08/09/30	845,750	846,130
Asurion LLC
8.57% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 09/19/30	800,000	790,400
HighTower Holding LLC
7.07% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 02/03/32	343,737	343,022
Tegra118 Wealth Solutions, Inc.
8.20% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 02/18/27	344,560	340,253
Cliffwater LLC
9.31% (3 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 03/19/32†††	269,325	268,466
Total Financial		6,539,817
Consumer, Non-cyclical - 1.4%
Women's Care Holdings, Inc.
8.91% (3 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 01/15/28	1,038,868	942,772
Quirch Foods Holdings LLC
9.57% (3 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 10/27/27	936,715	917,513
Recess Holdings, Inc.
8.07% (3 Month Term SOFR + 3.75%, Rate Floor: 4.75%) due 02/20/30	890,021	893,920
HAH Group Holding Co. LLC
9.32% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 09/24/31	880,221	787,068

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2025

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ - 8.4% (continued)
Consumer, Non-cyclical - 1.4% (continued)
LaserAway Intermediate Holdings II LLC
10.33% (3 Month Term SOFR + 5.75%, Rate Floor: 6.50%) due 10/14/27	767,273	$ 751,927
Blue Ribbon LLC
10.55% (3 Month Term SOFR + 6.00%, Rate Floor: 6.75%) due 05/08/28	934,375	663,406
Gibson Brands, Inc.
9.58% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 08/11/28	482,500	451,741
Florida Food Products LLC
9.56% (3 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 10/18/28	431,550	289,138
Total Consumer, Non-cyclical		5,697,485
Technology - 1.3%
Sitecore Holding III A/S
11.60% (3 Month Term SOFR + 3.18%, Rate Floor: 3.18%) (in-kind rate was 6.24%) due 03/12/29†††,13	1,107,119	1,099,792
9.25% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) (in-kind rate was 5.06%) due 03/12/29†††,13	EUR 807,300	938,291
Total Webhosting Solutions BV
5.90% (6 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 11/06/31	EUR 1,000,000	1,174,388
Datix Bidco Ltd.
9.46% (6 Month GBP SONIA + 5.25%, Rate Floor: 5.25%) due 04/30/31†††	GBP 472,000	633,153
9.54% (6 Month Term SOFR + 5.25%, Rate Floor: 5.75%) due 04/30/31†††	140,000	140,000
9.54% (6 Month Term SOFR + 5.25%, Rate Floor: 5.75%) due 10/30/30†††	13,000	11,654
Polaris Newco LLC
7.94% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 06/04/26†††	606,727	595,139
Modena Buyer LLC
8.81% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 07/01/31	545,875	536,519
Total Technology		5,128,936
Industrial - 1.2%
Inspired Finco Holdings, Ltd.
5.12% (1 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 02/28/31	EUR 1,000,000	1,170,610
Dispatch Terra Acquisition LLC
8.70% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 03/27/28	1,104,000	1,076,168
Capstone Acquisition Holdings, Inc.
8.92% (1 Month Term SOFR + 4.50%, Rate Floor: 5.50%) due 11/12/29†††	917,846	913,570
Merlin Buyer, Inc.
8.30% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 12/14/28	564,970	559,557
Michael Baker International LLC
8.31% (3 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 12/01/28	396,010	397,329
Integrated Power Services Holdings, Inc.
8.93% (1 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 11/22/28†††	193,467	193,020
9.18% (1 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 11/22/28†††	193,166	192,720
Merlin Buyer, Inc.
9.05% (3 Month Term SOFR + 4.75%, Rate Floor: 5.25%) due 12/14/28†††	294,724	291,776
ILPEA Parent, Inc.
8.32% (1 Month Term SOFR + 4.01%, Rate Floor: 4.76%) due 06/22/28	97,947	97,642
Total Industrial		4,892,392
Communications - 0.5%
FirstDigital Communications LLC
10.75% (Commercial Prime Lending Rate + 3.25%, Rate Floor: 4.00%) due 12/17/26†††	1,228,125	1,208,717
Syndigo LLC
8.93% (1 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 12/15/27	912,905	911,764
Total Communications		2,120,481
Basic Materials - 0.1%
GrafTech Finance, Inc.
10.32% (1 Month Term SOFR + 6.00%, Rate Floor: 8.00%) due 12/21/29	316,054	320,204
Total Senior Floating Rate Interests
(Cost $34,409,281)		34,237,012
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 3.5%
Residential Mortgage-Backed Securities - 1.8%
Imperial Fund Mortgage Trust
2022-NQM2, 4.20% (WAC) due 03/25/67◊,3	1,658,093	1,582,372
OBX Trust
2024-NQM5, 6.51% due 01/25/64[3]	750,000	756,576
2022-NQM8, 6.10% due 09/25/62[3,12]	351,178	349,875
2024-NQM6, 6.85% due 02/25/64[3,12]	237,152	240,701

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2025

	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 3.5% (continued)
Residential Mortgage-Backed Securities - 1.8% (continued)
Mill City Securities Ltd.
2024-RS1, 3.00% due 11/01/69[3,12]	709,202	$ 657,076
2024-RS2, 3.00% due 08/01/69[3,12]	412,634	385,813
RCKT Mortgage Trust
2025-CES8, 5.50% (WAC) due 08/25/55◊,3	1,000,000	1,005,580
New Residential Mortgage Loan Trust
2025-NQM3, 5.99% due 05/25/65[3]	521,434	527,566
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊,3	500,000	481,342
GCAT Trust
2022-NQM5, 5.71% due 08/25/67[3,12]	451,318	449,520
Top Pressure Recovery Turbines
7.51% due 11/01/69	442,016	442,016
FIGRE Trust
2024-HE1, 6.17% (WAC) due 03/25/54◊,3	211,483	216,231
LSTAR Securities Investment Ltd.
2024-1, 7.45% (30 Day Average SOFR + 3.10%, Rate Floor: 3.10%) due 01/01/29◊,3	186,216	187,273
Total Residential Mortgage-Backed Securities		7,281,941
Government Agency - 0.9%
Uniform MBS 30 Year
due 11/01/25[11]	3,800,000	3,818,415
Commercial Mortgage-Backed Securities - 0.6%
BX Trust
2024-VLT4, 6.80% (1 Month Term SOFR + 2.44%, Rate Floor: 2.44%) due 07/15/29◊,3	1,150,000	1,147,125
BXHPP Trust
2021-FILM, 5.58% (1 Month Term SOFR + 1.21%, Rate Floor: 1.10%) due 08/15/36◊,3	1,250,000	1,130,319
Total Commercial Mortgage-Backed Securities		2,277,444
Military Housing - 0.2%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 0.70% (WAC) due 10/25/52◊,3,14	9,037,295	515,516
2015-R1, 0.70% (WAC) due 11/25/55◊,3,14	6,574,893	369,057
2015-R1, 5.95% (WAC) due 11/25/52◊,3	80,426	66,808
Total Military Housing		951,381
Total Collateralized Mortgage Obligations
(Cost $14,586,709)		14,329,181
FEDERAL AGENCY BONDS†† - 1.0%
Tennessee Valley Authority
4.25% due 09/15/65	4,800,000	3,813,302
Total Federal Agency Bonds
(Cost $3,678,350)		3,813,302
FOREIGN GOVERNMENT DEBT†† - 0.3%
Panama Government International Bond
4.50% due 01/19/63	1,250,000	848,250
Eagle Funding Luxco SARL
5.50% due 08/17/30[3]	500,000	507,050
Total Foreign Government Debt
(Cost $1,741,199)		1,355,300
U.S. GOVERNMENT SECURITIES†† - 0.2%
U.S. Treasury Notes
4.63% due 02/15/35[6]	860,000	889,428
Total U.S. Government Securities
(Cost $864,362)		889,428
Total Investments - 142.7%
(Cost $603,853,638)		$ 580,890,456
Other Assets & Liabilities, net - (42.7)%		(173,748,079)
Total Net Assets - 100.0%		$ 407,142,377

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	GBP	Sell	2,630,000	3,569,115 USD	09/16/25	$14,129
Morgan Stanley Capital Services LLC	EUR	Sell	4,820,000	5,655,899 USD	09/16/25	11,764
Toronto-Dominion Bank	GBP	Buy	25,000	33,696 USD	09/16/25	96
Citibank, N.A.	CAD	Buy	20,000	14,505 USD	09/16/25	71
JPMorgan Chase Bank, N.A.	EUR	Sell	20,000	23,410 USD	09/16/25	(10)
JPMorgan Chase Bank, N.A.	CAD	Sell	1,067,000	776,168 USD	09/16/25	(1,484)
						$24,566

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2025

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
***	A copy of each underlying unaffiliated fund's financial statements is available at the SEC's website at www.sec.gov.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 3.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
◊	Variable rate security. Rate indicated is the rate effective at August 31, 2025. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
1	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $5,838,397 (cost $6,295,708), or 1.4% of total net assets — See Note 6.
2	Affiliated issuer.
3	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $136,910,395 (cost $138,665,566), or 33.6% of total net assets.
4	Special Purpose Acquisition Company (SPAC).
5	Rate indicated is the 7-day yield as of August 31, 2025.
6	All or a portion of these securities have been physically segregated in connection with unfunded loan commitments and reverse repurchase agreements. As of August 31, 2025, the total value of securities was $176,949,759.
7	Zero coupon rate security.
8	Perpetual maturity.
9	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
10	Security is in default of interest and/or principal obligations.
11	Security is unsettled at period end and may not have a stated effective rate.
12	Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at August 31, 2025. See table below for additional step information for each security.
13	Payment-in-kind security.
14	Security is an interest-only strip.
15	Taxable municipal bond issued as part of the Build America Bond program.

CAD — Canadian Dollar
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Trust's investments at August 31, 2025 (See Note 3 in the Notes to Schedule of Investments):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$ 26,466	$ 248,417	$ 1,182,066	$ 1,456,949
Preferred Stocks	5,271,623	4,986,746	—	10,258,369
Warrants	122	—	3	125
Money Market Funds	1,005,111	—	—	1,005,111
Municipal Bonds	—	266,750,621	—	266,750,621
Corporate Bonds	—	160,381,520	11,357,484	171,739,004
Asset-Backed Securities	—	49,300,059	25,755,995	75,056,054
Senior Floating Rate Interests	—	23,803,246	10,433,766	34,237,012
Collateralized Mortgage Obligations	—	14,329,181	—	14,329,181
Federal Agency Bonds	—	3,813,302	—	3,813,302
Foreign Government Debt	—	1,355,300	—	1,355,300
U.S. Government Securities	—	889,428	—	889,428
Forward Foreign Currency Exchange Contracts**	—	26,060	—	26,060
Total Assets	$ 6,303,322	$ 525,883,880	$ 48,729,314	$ 580,916,516

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2025

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$ —	$ 1,494	$ —	$ 1,494
Unfunded Loan Commitments (Note 5)	—	—	41,831	41,831
Total Liabilities	$ —	$ 1,494	$ 41,831	$ 43,325

** This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $173,074,877 are categorized as Level 2 within the disclosure hierarchy — See Note 2.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at August 31, 2025	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$ 15,709,682	Yield Analysis	Yield	5.9%-7.2%	7.0%
Asset-Backed Securities	10,046,313	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Common Stocks	1,160,501	Model Price	Purchase Price	—	—
Common Stocks	13,098	Enterprise Value	Valuation Multiple	2.6x-8.6x	2.8x
Common Stocks	8,467	Model Price	Liquidation Value	—	—
Corporate Bonds	7,504,110	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Corporate Bonds	3,722,241	Third Party Pricing	Broker Quote	—	—
Corporate Bonds	131,133	Third Party Pricing	Trade Price	—	—
Senior Floating Rate Interests	6,432,869	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	2,808,633	Yield Analysis	Yield	9.8%-10.7%	10.2%
Senior Floating Rate Interests	642,682	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	549,582	Model Price	Liquidation Value	—	—
Warrants	3	Model Price	Liquidation Value	—	—
Total Assets	$ 48,729,314
Liabilities:
Unfunded Loan Commitments	$ 41,831	Model Price	Purchase Price	—	—

* Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security.

The Trust’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended August 31, 2025, the Trust had securities with a total value of $291,776 transfer into Level 3 from Level 2 due to a lack of observable inputs and had no securities transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

	Assets						Liabilities
	Asset-Backed Securities	Corporate Bonds	Senior Floating Rate Interests	Warrants	Common Stocks	Total Assets	Unfunded Loan Commitments

Beginning Balance	$ 23,024,027	$ 8,571,488	$ 10,335,753	$ 3	$ 21,019	$ 41,952,290	$ (48,293)
Purchases/(Receipts)	2,000,000	3,739,000	790,501	-	1,160,501	7,690,002	(131,805)
(Sales, maturities and paydowns)/Fundings	(10,877)	(1,135,161)	(967,831)	-	-	(2,113,869)	76,788
Amortization of premiums/discounts	-	-	21,490	-	-	21,490	(2,434)
Total realized gains (losses) included in earnings	-	-	(33,357)	-	-	(33,357)	68,924
Total change in unrealized appreciation (depreciation) included in earnings	742,845	182,157	(4,566)	-	546	920,982	(5,011)
Transfers into Level 3	-	-	291,776	-	-	291,776	-
Transfers out of Level 3	-	-	-	-	-	-	-
Ending Balance	$ 25,755,995	$ 11,357,484	$ 10,433,766	$ 3	$ 1,182,066	$ 48,729,314	$ (41,831)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at August 31, 2025	$ 742,845	$ 182,157	$ (4,566)	$ -	$ 546	$ 920,982	$ (5,011)

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Trust. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Trust are scheduled to increase, except GAIA Aviation Ltd. which is scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date
GAIA Aviation Ltd. 2019-1, 3.97% due 12/15/44	2.00%	10/15/26
GCAT Trust 2022-NQM5, 5.71% due 08/25/67	6.71%	10/01/26
Mill City Securities Ltd. 2024-RS2, 3.00% due 08/01/69	6.00%	12/01/27
Mill City Securities Ltd. 2024-RS1, 3.00% due 11/01/69	6.00%	10/01/27
OBX Trust 2022-NQM8, 6.10% due 09/25/62	7.10%	10/01/26
OBX Trust 2024-NQM6, 6.85% due 02/25/64	7.85%	04/01/28

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2025

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated person, as defined in the Investment Company Act of 1940 ("affiliated issuer").

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2025

Transactions during the period ended August 31, 2025, in which the company is an affiliated issuer, were as follows:
Security Name	Value 05/31/25	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 08/31/25	Shares 08/31/25	Investment Income
Common Stocks
Accuride Corp.*	$40	$–	$–	$–	$–	$40	403,435	$–
Accuride Liquidating Trust*	–	–	–	–	–	–	25	–
BP Holdco LLC*	12,768	–	–	–	–	12,768	15,619	–
Senior Floating Rate Interests
Accuride Corp. 8.81% (3 Month Term SOFR + 1.50%, Rate Floor: 1.50%) (in-kind rate was 3.00%) due 03/07/30◊,1	552,150	2,562	–	–	(5,130)	549,582	292,420	6,799
	$564,958	$2,562	$–	$–	$(5,130)	$562,390		$6,799

*	Non-income producing security.

◊	Variable rate security. Rate indicated is the rate effective at August 31, 2025. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
[1]	Payment-in-kind security.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2025

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (the “Trust”) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.

 For information on the Trust’s other significant accounting policies, please refer to the Trust’s most recent semi-annual or annual shareholder report.

Significant Accounting Policies

The Trust operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Trust (the “Board”) has adopted policies and procedures for the valuation of the Trust's investments (the “Trust Valuation Procedures”).

Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) as the valuation designee to perform fair valuation determinations for the Trust with respect to all Trust investments and/or other assets. As the Trust's valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and together with the Trust Valuation Procedures, the "Valuation Procedures") reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4 under the 1940 Act. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Trust's securities and/or other assets. The Valuation Procedures may be amended and potentially adversely affected as the Trust seeks to comply with regulations that apply to the valuation practices of registered investment companies.

Valuations of the Trust's securities and other assets are supplied primarily by independent third-party pricing services pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the independent third-party pricing services.

If the independent third-party pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

In general, portfolio securities and assets of the Trust will be valued on the basis of readily available market quotations at their current market value. With respect to portfolio securities and assets of the Trust for which market quotations are not readily available, or deemed unreliable by the Adviser, the Trust will fair value those securities and assets in good faith in accordance with the Valuation Procedures. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value.” Fair value represents a good faith approximation of the value of a security. Fair value determinations may be based on limited inputs and involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances, and the exercise of judgment. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a portfolio security or asset at the price the Trust may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Trust could reasonably expect to receive upon the sale of the portfolio security or asset.

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of the New York Stock Exchange (“NYSE”), on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2025

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m E.T. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts ("ADRs") trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by an independent third-party pricing vendor in valuing foreign securities.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent third-party pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent third-party pricing service.

U.S. Government securities are valued by independent third-party pricing services, using the last traded fill price, or at the reported bid price at the close of business on the valuation date.

CLOs, CDOs, MBS, ABS, and other structured finance securities are generally valued using an independent third-party pricing service.

Typically, loans are valued using information provided by an independent third-party pricing service that uses broker quotes, among other inputs. If the independent third-party pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser. As the Trust may invest in loans and asset-backed securities as part of its investment strategies, it may have a significant amount of these instruments fair valued by the Adviser.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Interest rate swap agreements entered into by the Trust are valued on the basis of the last sale price on the primary exchange on which the swap is traded. Other swap agreements entered into by the Trust are generally valued using an evaluated price provided by an independent third-party pricing service.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

The Trust may also fair value securities and assets when a significant event is deemed to have occurred after the time of a market quotation including for securities and assets traded on foreign markets and securities and assets for which market quotations are provided by independent third-party pricing services as of a time that is prior to the time when the Trust determines its NAV. There can be no assurance in each case that significant events will be identified.

Valuations of the Trust’s securities and other assets are supplied primarily by independent third-party pricing services pursuant to the processes set forth in the Valuation Designee Procedures. Valuations provided by the independent third-party pricing services are generally based on methods designed to approximate the amount that the Trust could reasonably expect to receive upon the sale of the portfolio security or asset. When providing valuations to the Trust, independent third-party pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Independent third-party pricing services face the same challenges as the Trust in valuing securities and assets and may rely on limited available information. If the independent third-party pricing service cannot or does not provide a valuation for a particular investment, or such valuation is deemed unreliable, such investment is fair valued by the Adviser. The Trust may also use third-party service providers to model certain securities to determine fair market value. While the Trust’s use of fair valuation is intended to result in calculation of NAV that fairly reflects values of the Trust’s portfolio securities as of the time of pricing, the Trust cannot guarantee that any fair valuation will, in fact, approximate the amount the Trust would actually realize upon the sale of the securities in question.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2025

Quotes from broker-dealers (i.e., prices provided by a broker-dealer or other market participant, which may or may not be committed to trade at that price), adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Trust’s assets. Quotes from broker-dealers and vendor prices based on broker quotes can vary in terms of depth (e.g., provided by a single broker-dealer) and frequency (e.g., provided on a daily, weekly, or monthly basis, or any other regular or irregular interval). Although quotes from broker-dealers and vendor prices based on broker quotes are typically received from established market participants, the Trust may not have the transparency to view the underlying inputs which support such quotes. Significant changes in a quote from a broker-dealer would generally result in significant changes in the fair value of the security.

The Trust may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Trust invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Trust utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Schedule of Investments.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used for investment purposes (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes for diversification purposes, to change the duration of the Trust, for leverage purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why the Trust uses derivative instruments, how these derivative instruments are accounted for and their effects on the Trust's financial position and results of operations.

The Trust utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

To the extent the Trust’s investment strategy consistently involves applying leverage, the value of the Trust’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Trust’s use of leverage, through borrowings or instruments such as derivatives, may cause an investment in the Trust to be more volatile and riskier than if the Trust had not been leveraged.

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Trust bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2025

Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. If the Trust utilizes centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that the Trust or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Credit default swaps are instruments which allow for the full or partial transfer of third-party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Trust enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Trust selling the credit protection. If the Trust utilizes centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, the Trust bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Trust is selling credit protection, the default of a third-party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Trust may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

In conjunction with the use of derivative instruments, the Trust is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Trust uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Trust as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Foreign Investments

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2025

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Trust's  indirect and direct exposure to foreign currencies subjects the Trust to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Trust may incur transaction costs in connection with conversions between various currencies. The Trust may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Trust may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Trust.

Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Trust may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Trust's assets. As a result, such transactions may increase fluctuations in the market value of the Trust's assets.

Note 3 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Trust can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2025

Independent third-party pricing services are used to value a majority of the Trust's investments. When values are not available from an independent third-party pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Trust’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers (i.e., prices provided by a broker-dealer or other market participant, which may or may not be committed to trade at that price), adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Trust’s assets. Quotes from broker-dealers and vendor prices based on broker quotes can vary in terms of depth (e.g., provided by a single broker-dealer) and frequency (e.g., provided on a daily, weekly, or monthly basis, or any other regular or irregular interval). Although quotes from broker-dealers and vendor prices based on broker quotes are typically received from established market participants, the Trust may not have the transparency to view the underlying inputs which support such quotes. Significant changes in a quote from a broker-dealer would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from an independent third-party pricing service based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 4 – Federal Income Tax Information

The Trust intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Trust from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Trust's tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Trust's tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Trust's financial statements. The Trust's U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

If the Trust makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder’s basis (for tax purposes) in its shares, and any distribution in excess of basis will be treated as capital gain. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.

At August 31, 2025, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$ 603,881,318	$ 15,407,818	$ (38,374,114)	$ (22,966,296)

Note 5 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Trust held unfunded loan commitments as of August 31, 2025. The Trust is obligated to fund these loan commitments at the borrower’s discretion.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) continued	August 31, 2025

The unfunded loan commitments as of August 31, 2025, were as follows:

Borrower	Maturity Date		Face Amount*	Value

Cliffwater LLC	03/19/32		30,000	$–
Datix Bidco Ltd.	04/25/31		250,500	11,442
GrafTech Finance, Inc.	11/04/29		180,602	–
Integrated Power Services Holdings, Inc.	11/22/28		104,887	242
MB2 Dental Solutions LLC	02/13/31		238,352	4,514
Polaris Newco LLC	06/04/26		1,342,107	25,633
TK Elevator Midco GmbH	01/29/27	EUR	1,000,000	–
				$41,831

* The face amount is denominated in U.S. dollars unless otherwise indicated.

 EUR - Euro

Note 6 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value

Central Storage Safety Project Trust
4.82% due 02/01/38	02/02/18	$6,206,401	$5,838,121
Finance Co I SARL / Endo US, Inc.*
	04/23/24	2,090	35
Mirabela Nickel Ltd.
due 06/24/19[1]	12/31/13	87,217	241
		$6,295,708	$5,838,397

* Non-income producing security.

1 Security is in default of interest and/or principal obligations.

Note 7 – Market Risks

The value of, or income generated by, the investments held by the Trust are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting (or perceived to affect) individual companies, or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other economic conditions), changes in inflation rates or expectations about inflation rates, deflation, adverse investor confidence or sentiment, general outlook for corporate earnings, changing economic, political (including geopolitical), social or financial market conditions, bank failures, increased instability or general uncertainty, extreme weather, environmental or man-made disasters, or geological events, governmental actions, actual or threatened imposition of tariffs (which may be imposed by U.S. and foreign governments) and trade disruptions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, terrorism, actual or threatened wars or other armed conflicts (such as the conflict in the Middle East and the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and other international trade barriers) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Different sectors, industries and security types may react differently to such developments. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Trust in a different country, geographic region, economy, industry or market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Trust's investments and performance of the Trust.

OTHER INFORMATION (Unaudited)	August 31, 2025

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Trust’s registration statement, the Trust has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Trust usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.